EXHIBIT 24.1


                                POWER OF ATTORNEY

                  The undersigned directors of Viacom Inc. (the "Company") hereby constitute and appoint Michael D. Fricklas our true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign and file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act"), (1) the Company's Registration Statement on Form S-8 relating to the Stock Option Plans and Investment Plans listed below (the "Plans"), (2) any and all post-effective amendments to the registration statement on Form S-8, and any and all instruments and documents filed as a part of or in connection with said registration statement or amendments thereto, covering the shares of the Company's Class B Common Stock issued in connection with the Plans, and (3) any registration statements, reports and applications relating to such securities filed by the Company with the Commission and/or any national securities exchanges under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such registration statements or reports or amendments thereto; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

                    Investment Plans
                    ----------------
                    o    The Westinghouse Savings Program
                    o    CBS Employee Investment Fund
                    o    Infinity Employees' 401(k) Plan
                    o    Infinity Employees' 401(k) Union Plan

                    Stock Option Plans
                    ------------------
                    o CBS Corporation Deferred Compensation and Stock Plan for Directors
                    o    CBS 1991 Long-Term Incentive Plan
                    o    CBS 1993 Long-Term Incentive Plan


         Signature                                        Capacity                     Date


/s/  George S. Abrams                                     Director                     May 5, 2000
--------------------------------------
George S. Abrams



/s/  George H. Conrades                                   Director                     May 5, 2000
--------------------------------------
George H. Conrades


/s/  Philippe P. Dauman                                   Director                     May 5, 2000
--------------------------------------
Philippe P. Dauman


/s/  Thomas E. Dooley                                     Director                     May 5, 2000
--------------------------------------
Thomas E. Dooley




/s/  William H. Gray III                                  Director                      May 5, 2000
--------------------------------------
William H. Gray III


/s/  Mel Karmazin                                         Director, President           May 5, 2000
--------------------------------------                    and Chief Operating
Mel Karmazin                                              Officer



/s/  Jan Leschly                                          Director                      May 5, 2000
--------------------------------------
Jan Leschly


/s/  David T. McLaughlin                                  Director                      May 5, 2000
--------------------------------------
David T. McLaughlin


/s/  Leslie Moonves                                       Director                      May 5, 2000
--------------------------------------
Leslie Moonves


/s/  Ken Miller                                           Director                      May 5, 2000
--------------------------------------
Ken Miller


/s/  Brent D. Redstone                                    Director                      May 5, 2000
--------------------------------------
Brent D. Redstone


/s/  Shari Redstone                                       Director                      May 5, 2000
--------------------------------------
Shari Redstone


/s/  Sumner M.  Redstone                                  Director,                     May 5, 2000
--------------------------------------                    Chairman of the Board
Sumner M.  Redstone                                       and Chief Executive Officer
                                                          (Principal Executive Officer)



/s/  Fredric G.  Reynolds                                 Executive Vice President      May 5, 2000
--------------------------------------                    and Chief Financial Officer
Fredric G.  Reynolds                                      (Principal Financial Officer)



/s/  Frederic V. Salerno                                  Director                      May 5, 2000
--------------------------------------
Frederic V. Salerno


/s/  William Schwartz                                     Director                      May 5, 2000
--------------------------------------
William Schwartz



/s/  Ivan Seidenberg                                      Director                      May 5, 2000
--------------------------------------
Ivan Seidenberg


/s/  Patty Stonesifer                                     Director                      May 5, 2000
--------------------------------------
Patty Stonesifer


/s/  Robert D. Walter                                     Director                      May 5, 2000
--------------------------------------
Robert D. Walter


/s/  Susan C. Gordon                                      Vice President,               May 5, 2000
--------------------------------------                    Controller and
Susan C. Gordon                                           Chief Accounting Officer
                                                          (Principal Accounting Officer)
